Summary of significant accounting policies (Policy)	12 Months Ended
Dec. 31, 2012
Summary of significant accounting policies [Abstract]
Basis of presentation and consolidation

(a) Basis of presentation and consolidation

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). The consolidated financial statements include the financial statements of the Company, and its subsidiaries. All inter-company transactions and balances between the Company and its subsidiaries have been eliminated upon consolidation.

Subsidiaries are consolidated from the date on which control is transferred to the Group and cease to be consolidated from the date on which control is transferred out of the Group. Where there is a loss of control of a subsidiary, the consolidated financial statements include the results for the part of the reporting year during which the Group has control.

Certain items reported in the prior year's consolidated financial statements have been reclassified to conform to the current year's presentation.

Use of Estimates

(b) Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes, and disclosure of contingent liabilities at the date of the consolidated financial statements. Estimates are used for, but not limited to, the selection of the useful lives of property and equipment, provision necessary for contingent liabilities, allowance for doubtful debt associated with accounts receivable, other receivables and advances to suppliers, fair values, revenue recognition, taxes, budgeted costs and other similar charges. Management believes that the estimates utilized in preparing its consolidated financial statements are reasonable and prudent. Actual results could differ from these estimates.

Fair value of financial instruments

(c) Fair value of financial instruments

Financial instruments include cash and cash equivalents, restricted cash, accounts receivable, other deposits and prepayments, due from employees, other receivables, other long-term investment, accounts payable, customer deposits, other payables, and borrowings. The carrying amounts of cash and cash equivalents, restricted cash, accounts receivable, other deposits and prepayments, due from employees, other receivables, accounts payable, customer deposits, other payables and accrued liabilities, and short-term bank borrowings approximate their fair value due to the short term maturities of these instruments. The Group is exposed to credit risk for financial assets and its maximum amount of loss in the event of non performance by the counterparty is the recorded amount. The Group generally does not require collateral for its financial assets or liabilities, except as disclosed in Note 8 and Note 9.

Other long-term investments have no quoted market prices and it is not practicable to estimate their fair value without incurring excessive costs. The Company reviews the investments for impairment whenever events or changes in circumstances indicate that the carrying amount may no longer be recoverable.

Long-term borrowings bear a floating rate of interest. As the stated interest rate reflects the market rate, the carrying value of the bank borrowings approximates its fair value.

The Company applies Accounting Standards Codification ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820") for all financial assets and liabilities and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis (at least annually). ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

ASC 820 defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

ASC 820 describes three main approaches to measure the fair value of assets and liabilities: 1) market approach; 2) income approach and 3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

ASC 820 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 establishes three levels of inputs that may be used to measure fair value:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

In accordance with ASC 820, the Company measures its warrant liability at fair value. The warrant liability is classified as Level 2 because it is valued using models utilizing market observable inputs.

During the year ended December 31, 2010, all outstanding warrants were exercised and the Company incurred a gain of US$841,560 resulting from the change in fair value. These gains were reported as a "change in fair value of warrant liability" in the accompanying consolidated statements of comprehensive income, as the warrants were not hedging instruments.

Foreign currency translation

(d) Foreign currency translation

The Group's financial information is presented in U.S. dollars. The functional currency of the Company is U.S. dollars. The functional currency of the Company's subsidiaries in China Mainland is Renminbi ("RMB"), the currency of the PRC. The functional currency of the Company's subsidiaries other than those in China Mainland is U.S. dollars. Transactions by the Company's subsidiaries which are denominated in currencies other than RMB are remeasured into RMB at the exchange rate quoted by the People's Bank of China ("PBOC") prevailing at the dates of the transactions. Exchange gains and losses resulting from transactions denominated in a currency other than RMB are included in the consolidated statements of comprehensive income as exchange gains. The consolidated financial statements of the Company's subsidiaries have been translated into U.S. dollars in accordance with ASC 830, "Foreign Currency Matters". The financial information is first prepared in RMB and then is translated into U.S. dollars at period-end exchange rates as to assets and liabilities and average exchange rates as to revenue and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The effects of foreign currency translation adjustments are included as a component of accumulated other comprehensive income in shareholders' equity.

	December 31, 2010	December 31, 2011	December 31, 2012

Year end RMB: US$ exchange rate	6.6227	6.3009	6.2855
Period average RMB: US$ exchange rate	6.7704	6.4614	6.3124

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at the rates used in translation.

Cash and cash equivalents

(e) Cash and cash equivalents

The Group considers all highly liquid investments with original maturities of three months or less when purchased to be cash equivalents. The Group maintains bank accounts in China Mainland, Hong Kong and United States. The vast majority of China Mainland bank balances are denominated in RMB. Hong Kong and United States bank balances are denominated in U.S. dollars.

Cash includes cash on hand and demand deposits in accounts maintained with state-owned and private banks within the PRC and Hong Kong and United States. Total cash in banks at December 31, 2012 amounted to US$496,204,796 (December 31, 2011: US$319,218,155), of which the vast majority of deposits are not covered by insurance. The Group has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

Restricted cash

(f) Restricted cash

The Group is required to maintain certain deposits with banks that provide mortgage loans to the Group and the Group's customers in order to purchase residential units from the Group (see Note 11). These balances are subject to withdrawal restrictions and totaled US$36,597,624 as of December 31, 2012 (December 31, 2011: US$49,627,126). As of December 31, 2012, the Group held US$54,682,645 (December 31, 2011: US$93,757,218) in its restricted cash accounts, representing funds received from loans, which were designated to finance permitted project development expenditures that are subject to approval by the lender. As of December 31, 2012, the Group also held US$25,971,305 in its restricted cash accounts as security for its short-term loans (see Note 8), and held US$28,478,244 in its restricted cash accounts as security for its long-term loans (see Note 9). These restricted cash deposits are not covered by insurance. The Group has not experienced any losses in such accounts and management believes it is not exposed to any risks on its cash in bank accounts.

Real estate property development completed and under development

(g) Real estate property development completed, under development and held for sale

Real estate properties consist of finished residential unit sites, commercial offices and residential unit sites under development. The Group leases the land for the residential unit sites under land use right leases with various terms from the PRC. Real estate property development completed, under development and held for sale are stated at the lower of carrying amounts or fair value less selling costs.

Expenditures for land development, including cost of land use rights, deed tax, pre-development costs and engineering costs, are capitalized and allocated to development projects by the specific identification method. Costs are allocated to specific units within a project based on the ratio of the sales value of units to the estimated total sales value times the total project costs.

Costs of amenities transferred to buyers are allocated as common costs of the project that are allocated to specific units as a component of total construction costs. For amenities retained by the Group, costs in excess of the related fair value of the amenity are also treated as common costs. Results of operations of amenities retained by the Group are included in current operating results.

In accordance with ASC 360, "Property, Plant and Equipment" ("ASC 360"), real estate property development completed ,under development and held for sale are subject to valuation adjustments when the carrying amount exceeds fair value. An impairment loss is recognized only if the carrying amount of the assets is not recoverable and exceeds fair value. The carrying amount is not recoverable if it exceeds the sum of the undiscounted cash flows expected to be generated by the assets.

When the profitability of a current project deteriorates due to a slow down in the sales pace, reduction of pricing or some other factor, this indicates that there may be a possible future loss on delivery and possible impairment in the recoverability of the assets. Accordingly, the assets of such project are subsequently reviewed for future losses and impairment by comparing the estimated future undiscounted cash flows for the project to the carrying value of such project. If the estimated future undiscounted cash flows are less than the asset's carrying value such deficit will be charged as a future loss and the asset will then be written down to its estimated fair value.

The Company determines estimated fair value primarily by discounting the estimated future cash flows relating to the asset. In estimating the cash flows for a project, the Company uses various factors including (a) the expected pace at which the planned number of units will be sold, based on competitive market conditions, historical trends in sales pace and actual average selling prices of similar product offerings and any other long or short-term economic conditions which may impact the market in which the project is located; (b) the estimated net sales prices expected to be attained based on the current market conditions and historical price trends, as well as any estimated increases in future sales prices based upon the projected rate of unit sales, the estimated time gap between presale and expected delivery, the impact of government policies, the local and regional competitive environment, and certain external factors such as the opening of a subway line, school or factory; and (c) the expected costs to be expended in the future by the Company, including, but not limited to, construction cost, construction overhead, sales and marketing, sales taxes and interest costs.

The Company's determination of fair value requires discounting the estimated cash flow at a rate commensurate with the inherent risk associated with the assets and related estimated cash flow. The discount rate used in determining each project's fair value depends on the stage of development, location and other specific factors that increase or decrease the risk associated with the estimated cash flows.

For the years ended December 31, 2010, 2011 and 2012, the Group had not recognized any impairment for real estate property under development and held for sale.

Revenue recognition

(h) Revenue recognition

Real estate sales are reported in accordance with the provisions of ASC 360, "Property, Plant and Equipment" and ASC 976, "Real Estate-Retail Land".

Percentage-of-completion method

Revenue and profit from the sale of development properties is recognized by the percentage-of-completion method on the sale of individual units when the following conditions are met:

a. Construction is beyond a preliminary stage.

b. The buyer is committed to the extent of being unable to require a refund except for non-delivery of the unit.

c. Sufficient units have already been sold to assure that the entire property will not revert to rental property.

d. Sales prices are collectible.

e. Aggregate sales proceeds and costs can be reasonably estimated.

If any of the above criteria is not met, proceeds are accounted for as customer deposits until the criteria are met.

Due to PRC restrictions of mortgages to second home buyers, the Group introduced seller-financed contract arrangements in the third quarter of 2011. In the second half of 2012, execution of seller-financed contracts dropped significantly to the point that the Group did not offer seller-financed contracts to second home buyers starting in the fourth quarter of 2012. Under these seller-financed contract arrangements, the buyer pays the purchase price for the residential unit in installment payments ranging from six months to two years with the final payment to be made 30 days prior to the delivery of the property. These contracts generally require a 10% down payment upon contract execution date, the second payment of 20% within 30 days, a third payment of 30% to 40% six months after the contract date, and the final 30% to 40% payment 30 days before delivery.

Under the percentage of completion method, revenues from units sold and related costs are recognized over the course of the construction period, based on the completion progress of a project. In relation to any project, revenue is determined by calculating the ratio of incurred costs, including land use rights costs and construction costs, to total estimated costs and applying that ratio to the contracted sales amounts. Cost of sales is recognized by determining the ratio of contracted sales during the period to total estimated sales value, and applying that ratio to the incurred costs. Current period amounts are calculated based on the difference between the life-to-date project totals and the previously recognized amounts.

The effect of changes to total estimated contract cost or revenues, if any, are recognized in the period in which they are determined. Revenue recognized to date in excess of amounts received from customers is classified as current assets under real estate property under development. Amounts received from customers in excess of revenue recognized to date are classified as current liabilities under customer deposits. As of December 31, 2011 and December 31, 2012, the amounts received from customers in excess of revenues recognized were US$162.0 million and US$178.3 million, respectively.

Any losses incurred or forecast to occur on real estate transactions are recognized in the period in which the loss is first anticipated.

Full accrual method

Revenue from the sales of development properties where the construction period, the period from the construction permit award date to the unit delivery date is expected to be 12 months or less, or the construction period is expected to be longer than 12 months and sales prices are not certain to be collected is recognized by the full accrual method when the sale is consummated and the unit has been delivered and properties held for sale is recognized by the full accrual method at the time of the closing of an individual unit sale. This occurs when title to the property is transferred to the buyer. A sale is not considered consummated until (a) the parties are bound by the terms of a contract, (b) all consideration has been exchanged, (c) any permanent financing of which the seller is responsible has been arranged, (d) all conditions precedent to closing have been performed, (e) the seller does not have substantial continuing involvement with the property, and (f) the usual risks and rewards of ownership have been transferred to the buyer. In addition, the buyer's initial and continuing investment must be adequate to demonstrate a commitment to pay for the property, and the buyer's receivable, if any, must not be subject to future subordination. Sales transactions not meeting all the conditions of the full accrual method are accounted for using the deposit method in which all costs are capitalized as incurred, and payments received from the buyer are recorded as a deposit liability. The properties held for sale comprise of finished lots for single family home communities and custom homes located in Reno, Nevada, U.S., and finished condominium units located in Irvine, California, U.S., which were acquired in the second and third quarter of 2012, respectively.

Revenues related to the projects in the U.S. are recognized under the full accrual method. For the years ended December 31, 2010 and 2011, no revenues were recognized under the full accrual method. For the year ended December 31, 2012, revenue was recognized in the amount of US$8.2 million for the resale of several parcels of the Northern Nevada Land Portfolio.

Real estate lease income is recognized on a straight-line basis over the terms of the tenancy agreements or the remaining life of the land use right. Depreciation cost and maintenance cost of the property are recorded as the cost of rental income.

Other revenue includes services ancillary to the Group's real estate projects, including property management, landscaping and computer network engineering.

Accounts Receivable

(i) Accounts receivable

Accounts receivable consists of balances due from customers for the sale of residential units including the billed installment payments related to the seller-financed contract (see Note 2(h)) in the PRC. In cases where the customers deposit more than 50% of the total purchase price, the Group may defer the remaining purchase price. These deferred balances are unsecured, bear no interest and are due within a year from the date of the sale.

Accounts receivable are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances become doubtful. As of December 31, 2011 and 2012, there was no allowance for doubtful debts.

Other receivables

(j) Other receivables

Other receivables consist of various cash advances to unrelated companies and individuals with which the Group has business relationships.

Other receivables are reviewed periodically as to whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the balances becomes doubtful. As of December 31, 2011 and 2012, there was no allowance for doubtful debts.

Advances to suppliers

(k) Advances to suppliers

Advances to suppliers consist of balances paid to contractors and vendors for services and materials that have not been provided or received and generally relate to the development and construction of residential units in the PRC. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. The Group considers the assets to be impaired if the collectability of the services and materials become doubtful. As of December 31, 2011 and 2012, there was no allowance provided.

Customer deposits

(l) Customer deposits

Customer deposits consist of amounts received from customers relating to the sale of residential units in the PRC. In the PRC, customers will generally obtain financing for the purchase of their residential unit prior to the completion of the project. The lending institution will provide the funding to the Group upon the completion of the financing rather than the completion of the project. The Group receives these funds and recognizes them as a current liability until the revenue can be recognized.

Other payables

(m) Other payables

Other payables consist of balances for non-construction costs with unrelated companies and individuals with which the Group has business relationships. These amounts are unsecured, non-interest bearing and generally are short term in nature.

Real estate properties held for lease, net

(n) Real estate properties held for lease, net

Real estate properties held for lease are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the real estate properties held for lease are 20 years.

Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and improvements to the real estate properties held for lease are capitalized.

Property and equipment, net

(o) Property and equipment, net

Property and equipment are recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Estimated useful lives of the assets are as follows:

Buildings	20 years
Vehicles	5 years
Furniture and fixtures	5 years

Maintenance, repairs and minor renewals are charged directly to expense as incurred unless such expenditures extend the useful life or represent a betterment, in which case they are capitalized.

Long-term investments

(p) Long-term investments

The Group accounts for long-term investments in equities as follows:

Where the Group has significant influence over the investee, the Group applies the equity method of accounting. The reporting dates and accounting policies of the equity investees are the same as the Group. The investments in the equity investees are stated at cost, including the Group's share of the equity investee's net gain or loss, less any impairment in value. The Group recognizes in its consolidated statement of comprehensive income its share of the net income of the equity investees.

Where the Group has no significant influence, the investment is classified as other long-term investment and is carried under the cost method. Investment income is recognized by the Group when the investee declares a dividend and the Group believes it is collectible. The Group periodically evaluates the carrying value of its investment under the cost method and any decline in value is included in impairment of cost of the investment.

As of December 31, 2011 and 2012, the Group had no investments under equity method of accounting. As of December 31, 2011 and 2012, the Group only has a 1.85% equity interest in a company in PRC that specializes in the real estate industry. The Group does not exercise significant influence over this investment and therefore, the Group accounts for the investment under the cost method. Investment income is recognized by the Group when the investee declares a dividend and the Group believes it is collectible.

Capitalized interest

(q) Capitalized interest

The Group capitalizes interest as a component of building construction costs in accordance with ASC 835, "Interest" ("ASC 835").

As a result of the total interest costs capitalized during the period, the interest expense for the years ended December 31, 2010, 2011 and 2012, was as follows:

	2010	2011	2012
	US$	US$	US$
Accretion of discount from embedded derivative on Convertible Subordinated Notes	1,045,763	-	-
Accretion of discount arising from embedded derivative on Senior Floating Rate Notes	302,743	-	-
Amortization of issuance cost related to other long term debt	1,044,284	319,779	319,779
Accretion of discount arising from warrants on Senior Floating Rate Notes	620,064	-	-
Accretion of discount arising from warrants on Guaranteed Senior Secured Note	730,348	1,021,368	1,024,166
Interest on borrowings	26,444,942	25,174,427	18,359,710

Total interest costs	30,188,144	26,515,574	19,703,655
Less: total interest costs capitalized	(30,188,144)	(26,515,574)	(19,703,655)

Interest expense, net	-	-	-

Retirement benefits

(r) Retirement benefits

Regulations in the PRC require the Group to contribute to a defined contribution retirement plan for all permanent employees. Pursuant to the mandatory requirement from the local authority in the PRC, the retirement pension insurance, unemployment insurance, health insurance and housing fund were established for the employees during the term they are employed. For the years ended December 31, 2010, 2011 and 2012, the level of contribution to these funds for each employee was determined at 41% of their average salary determined by the Social Welfare Bureau. For the year ended December 31, 2012, the Group recorded expense in the amount of US$2,598,959 (2010: US$1,397,426; 2011: US$1,783,144).

Distribution of earnings and reserve fund

(s) Distribution of earnings and reserve fund

The Company's ability to pay dividends is primarily dependent on the Company receiving distributions from its subsidiaries. The earnings reflected in the consolidated financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Company's subsidiaries. In accordance with the PRC Company Law, the PRC subsidiaries are required to transfer 10% of their profit after tax, as determined in accordance with PRC accounting standards and regulations, to the statutory surplus reserve (the "SSR") until such reserve reaches 50% of the registered capital of the subsidiaries. Subject to certain restrictions set out in the PRC Company Law, the SSR may be distributed to stockholders in the form of share bonus issues to increase share capital, provided that the remaining balance after the capitalization is not less than 25% of the registered capital.

Income taxes

(t) Income taxes

The Group accounts for income tax using the balance sheet method. Deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, as well as unutilized net operating losses. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future utilization is uncertain. The Group assesses its need for valuation allowances by tax reporting unit by jurisdiction. Generally, each of the Group reportable operating segments is organized in a separate tax reporting unit in a single tax jurisdiction.

Interest and penalties arising from underpayment of income taxes is recognized according to the relevant tax law. The amount of interest expense to be recognized is computed by applying the applicable statutory rate of interest to the difference between the tax position recognized and the amount previously taken or expected to be taken in a tax return. Interest recognized in accordance with ASC 740-10, "Income Tax" ("ASC 740-10") is classified in the consolidated financial statements as interest expense, while penalties recognized in accordance with this Interpretation are classified in the consolidated financial statements as other expenses.

In accordance with the provisions of ASC 740-10, the Group recognizes in its consolidated financial statements the impact of a tax position if a tax return's position or future tax position is "more likely than not" to prevail (defined as a likelihood of more than fifty percent of being sustained upon audit, based on the technical merits of the tax position). Tax positions that meet the "more likely than not" threshold are measured (using a probability weighted approach) at the largest amount of tax benefit that has a greater than fifty percent likelihood of being realized upon settlement. The Group's estimated liability for unrecognized tax benefits is periodically assessed for adequacy and may be affected by changing interpretations of laws, rulings by tax authorities, certain changes and/or developments with respect to audits, and expiration of the statute of limitations. The outcome for a particular audit cannot be determined with certainty prior to the conclusion of the audit and, in some cases, appeal or litigation process. The actual benefits ultimately realized may differ from the Group's estimates. As each audit is concluded, adjustments, if any, are appropriately recorded in the Group's consolidated financial statements. Additionally, in future periods, changes in facts, circumstances, and new information may require the Group to adjust the recognition and measurement estimates with regard to individual tax positions. Changes in recognition and measurement estimates are recognized in the period in which the changes occur.

Land Appreciation Tax ("LAT")

(u) Land Appreciation Tax ("LAT")

In accordance with the relevant taxation laws for real estate companies of the provinces in which the subsidiaries operate in the PRC, the local tax authorities levy LAT based on progressive rates ranging from 30% to 60% on the appreciation of land value, being the proceeds of sales of properties less deductible expenditures, including borrowing costs and all property development expenditures. LAT is prepaid based on a fixed percentage (varying by local tax jurisdiction) of customer deposits and is expensed when the related revenue is recognized, as explained at Note 2(h).

Comprehensive income

(v) Comprehensive income

Comprehensive income is defined as the changes in equity of the Group during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Among other disclosures, ASC topic 220, Comprehensive Income, requires that all items that are required to be recognized under current accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. For each of the periods presented, the Company's comprehensive income includes net income and foreign currency translation adjustments and is presented in the consolidated statement of comprehensive income. The Group adopted ASU No. 2011-05 ("ASU 2011-05"), Comprehensive Income (Topic 220), Presentation of Comprehensive Income, in the year ended December 31, 2012 by presenting items of net income and other comprehensive income in the consolidated statements of comprehensive income.

Advertising and promotion expenses

(w) Advertising and promotion expenses

Advertising and promotion costs are expensed as incurred, or the first time the activity takes place, in accordance with ASC 720-35, "Advertising Costs". For the year ended December 31, 2012, the Group recorded advertising and promotion expenses of US$15,900,532 (2010: US$9,117,423; 2011: US$13,767,135).

Leases

(x) Leases

In accordance with ASC 840, "Leases", leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property's estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred.

The Group has no capital leases for any of the periods stated herein. For the year ended December 31, 2012, the Group recorded lease expenses of US$1,974,787 (2010: US$1,653,781; 2011: US$2,148,169).

Property warranty

(y) Property warranty

The Company and its subsidiaries provide customers with warranties which cover major defects of building structure and certain fittings and facilities of properties sold as stipulated in the relevant sales contracts. The warranty period varies from two months to three years, depending on different property components the warranty covers.

The Group regularly estimates potential costs for materials and labor with regard to warranty-type claims expected to be incurred subsequent to the delivery of a property. Reserves are determined based on historical data and trends with respect to similar property types and geographical areas. The Group regularly monitors the warranty reserve and makes adjustments to its pre-existing warranties, if any, in order to reflect changes in trends and historical data as information becomes available. The Group may seek recourse against its contractors or any related third parties if it can be demonstrated they are at fault. In addition, the Group withholds up to 5% of the contract cost from sub-contractors for periods of 2 to 5 years. These amounts are included in current liabilities, and are only paid to the extent that there has been no warranty claim against the Group relating to the work performed or materials supplied by the subcontractors. For the years ended December 31, 2010, 2011 and 2012, the Group had not recognized any warranty liability or incurred any warranty costs in excess of the amount retained from subcontractors.

Earnings per share

(z) Earnings per share

Earnings per share is calculated in accordance with ASC 260, "Earnings Per Share". Basic earnings per share is computed by dividing net income attributable to holders of common shares by the weighted average number of common shares outstanding during the period. Diluted earnings per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common shares issuable upon the conversion of the convertible, redeemable preference shares were included in both basic and diluted earnings per common share computation for the period during which they were outstanding, as they are considered participating securities. Contingent exercise price resets are accounted for in a manner similar to contingently issuable shares.

Common share equivalents are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive. The nonvested options granted with performance condition are excluded in the computation of diluted EPS unless the options are dilutive and unless their conditions (a) have been satisfied at the reporting date or (b) would have been satisfied if the reporting date was the end of the contingency period.

Treasury Shares

(aa) Treasury Shares

The Company accounted for shares repurchased as treasury shares at cost in accordance to ASC Subtopic 505-30 ("ASC 505-30"), "Treasury Shares". Those shares are shown separately in the Shareholders' Equity as the Company has not yet decided on the ultimate disposition of the shares acquired. When the Company decides to retire the treasury shares, the difference between the original issuance price and the repurchase price is debited into retained earnings.

On May 26, 2011, the Board of Directors unanimously authorized management to repurchase up to US$10 million of the Company's shares (the "Share Repurchase Plan") within 12 months of the approval date. On June 19, 2012, the Company announced the 2012 Repurchase Program of US$20 million within 24 months of the approval date. The Board of Directors also agreed to review the Company's share repurchase program periodically and to adjust the amount authorized for repurchase as necessary. During 2012, the Company repurchased 4,091,650 shares (2011: 7,543,530 shares) for a consideration of US$5,708,281 (2011: US$7,958,841).

Guaranteed Senior Secured Note and Warrants

(ab) Guaranteed Senior Secured Note and Warrants

On April 15, 2010, the Company entered into a securities purchase agreement with Forum Asian Realty Income II, L.P. ("Forum"), pursuant to which the Company agreed to issue to Forum: (i) a guaranteed senior secured note in the aggregate principal amount of US$40,000,000 due April 15, 2013 (the "Secured Note") and (ii) warrants to purchase up to 1,516,882 common shares of the Company (the "Forum Warrants") (see Note 10).

Given that the Secured Note is debt in its legal form, it has been classified as other long-term debt. According to ASC 815-40-25, the portion of the proceeds of debt securities issued with detachable stock purchase warrants that is allocable to the warrants are accounted for as a derivative liability associated with other long-term debt. The allocation is based on the relative fair value of the two securities at time of issuance. Any resulting discount or premium on the debt securities is accounted for as such.

Secured Note

The Secured Note bears interest at 15.6% per annum payable semi-annually. The Note has a three-year term maturing on April 15, 2013. It is subject to events of defaults customary for senior secured notes. It is guaranteed by the Company's wholly-owned subsidiaries, Xinyuan Real Estate, Victory Good Development Limited, South Glory International Limited and Elite Quest Holdings Limited. The Secured Note is secured by a first priority security interest in the assets of the Company and its subsidiaries located outside of the People's Republic of China and, subject to approval and registration with the relevant governmental authorities, a pledge of the shares of Xinyuan (China) Real Estate Co., Ltd., a wholly foreign-owned limited liability company organized under the laws of the PRC, and a negative pledge of certain of Xinyuan (China) Real Estate Co., Ltd.'s assets.

Forum Warrants

The Forum Warrants granted Forum the right to acquire 1,516,882 common shares at an exercise price of US$0.01 per share, subject to anti-dilution adjustments only in the event of a stock-split or similar reclassification of the Company's capital stock.

The Forum Warrants were initially recorded as a derivative liability associated with long-term debt at a fair value of US$3,049,509. The fair value was determined by utilizing the Black-Scholes model. The proceeds, net of the portion allocated to the warrants, were allocated to the Secured Note, which were accreted to its face amount at maturity using the effective interest method. The accretion amount was recognized as interest expense.

On May 12, 2010, Forum exercised the warrants to purchase 1,516,882 common shares at the price of US$0.01 per share (see Note 10).

Debt Issuance Costs

(ac) Debt Issuance Costs

Debt issuance costs are capitalized and amortized over the life of the loan to which they relate using the effective interest method. The remaining debt issuance cost to be amortized as of December 31, 2012 amounted to US$104,196.

Effect of change in estimate

(ad) Effect of change in estimate

Revisions in estimated gross profit margins related to percentage of completion revenues are made in the period in which circumstances requiring the revisions become known. During the year ended December 31, 2012, ten real estate development projects (Chengdu Xinyuan Splendid I, Chengdu Xinyuan Splendid II, Suzhou International City Garden, Shandong Xinyuan Splendid, Kunshan International City Garden, Henan Royal Palace, Henan Modern City, Xuzhou Colorful Garden, Henan Century East B and Zhengzhou Yipin Xiangshan Phase II), which recognized gross profits in 2011, had changes in their estimated gross profit margins. As of December 31, 2012, each of these projects has a percentage of completion at 70.7% or more. As the unit sales and selling prices were on an upward trend during the year ended December 31, 2012, the Company revised upwards its prior estimates related to selling prices and total estimated sales values in conjunction with the change in total estimate cost, which led to a decrease of the percentage sold and thus a decrease in the recognized costs. As a result of the changes in estimate above, gross profit, net income and basic and diluted earnings per share increased by US$19.9 million (2010:US$11.7 million, 2011: US$11.2 million), US$14.9 million (2010: US$9.7 million,2011: US$8.4 million), US$0.10 per share (2010: US$0.06 per share, 2011: US$0.06 per share), US$0.10 per share (2010: US$0.06 per share, 2011: US$0.06 per share), respectively, for the year ended December 31, 2012.

In the third quarter of 2010, the Company found that certain of its contracted buyers for the Kunshan International City Garden project were not able to secure mortgages at terms and amounts foreseen at the time of contract execution, resulting from the government issued new mandates on housing policy affecting the availability of mortgage financing in 2010. As a result, the Company reversed contracted sales amounts of US$42.8 million related to sales contracts of 348 apartments when determining revenue to be recognized under the percentage of completion method (see Note 2(h) for further detail). The Company took the position that contracts not clearly executable under prevailing government policies were not recognized as revenue under the percentage of completion method. The reversals, which represented 12.0% of all contract sales from inception through December 31, 2010 for Kunshan, reduced revenue by US$31.5 million under the percentage of completion method for the year ended December 31, 2010. As a result of the change, net income and basic and diluted earnings per share decreased by US$5.5 million, US$0.04 per share and US$0.04 per share, respectively, for the year ended December 31, 2010. For the year ended December 31, 2011, the Company reversed contracted sales amounts of US$4.0 million related to sales contracts of 28 apartments, which reduced revenue by US$3.6 million. For the year ended December 31, 2012, the Company reversed contracted sales amounts of US$2.6 million related to sales contracts of 17 apartments, which reduced revenue by US$2.5 million. In all of other projects throughout China, where most of buyers are owner occupiers and not investors, there is no significant mortgage availability problem and, thus, no reversals have been recorded.

Share-based compensation

(ae) Share-based compensation

The Group has adopted ASC 718, "Compensation-Stock Compensation", which requires that share-based payment transactions with employees, such as restricted shares or stock options, be measured based on the grant-date fair value of the equity instrument issued and the Company has elected to recognize compensation expense using the straight-line method for all stock options granted with service conditions that have a graded vesting schedule. The Company has a policy of using authorized shares in the existing pool to satisfy any future exercise of share options.

For options granted with performance condition, share-based compensation expense is recognized based on the probable outcome of the performance condition. A performance condition is not taken into consideration in determining fair value of the nonvested shares granted.

Segment Reporting

(af) Segment Reporting

In accordance with ASC 280 Segment Reporting ("ASC 280"), segment reporting is determined based on how the Group's chief operating decision maker reviews operating results to make decisions about allocating resources and assessing performance for the Group. According to the management approach, the Group operates in geographical segments. The reported segment information for 2010 and 2011 has been retrospectively adjusted in order to conform to the change in segment presentation in 2012.

Recent accounting pronouncements

(ag) Recent Accounting Pronouncements

In February 2013, the FASB issued ASU No. 2013-02, Comprehensive Income (Topic 220) ("ASU 2013-02") to improve the reporting of reclassifications out of AOCI. This ASU sets requirements for presentation for significant items reclassified to net income in their entirety during the period and for items not reclassified to net income in their entirety during the period. It requires companies to present information about reclassifications out of AOCI in one place and to present reclassifications by component when reporting changes in AOCI balances. The modifications to ASC Topic 220 resulting from the issuance of ASU 2013-02 are effective for fiscal years beginning after December 15, 2012 and interim periods within those years. Early adoption is permitted. The adoption of ASU 2013-02 is not expected to have a material impact on the Group's consolidated financial statements.